Exhibit 32.1
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                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                        SARBANES-OXLEY ACT OF 2002


        I, Gerhard J. Neumaier, the principal executive officer of Ecology and Environment, Inc. (the "Company") hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: that the Form 10-Q of the Company for the third quarter ended April 30, 2005 accompanying this certification (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company. This Certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.


                                            ECOLOGY AND ENVIRONMENT, INC.

Dated:  June 14, 2005                       /s/ GERHARD J. NEUMAIER
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                                            GERHARD J. NEUMAIER
                                            PRESIDENT